UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

Victory Electronic Cigarettes Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11335 Apple Drive, Nunica, Michigan 49448
                 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (616) 384-3272

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

On April 1, 2014, Victory Electronic Cigarettes Corporation (the “Company”) dismissed Accell Audit & Compliance, P.A. (“Accell”) as the Company’s independent registered public accounting firm. The Company has engaged McGladrey LLP (“McGladrey”) as its registered public accounting firm, effective April 1, 2014. The decision to change registered public accounting firms and the appointment of the new registered public accounting firm was made by the Company’s Board of Directors.

The reports of Accell on the financial statements of the Company as of and for the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through April 1, 2014, there were no disagreements with Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Accell, would have caused them to make reference thereto in their reports on the financial statements for such years. During the two most recent fiscal years and through April 1, 2014, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through the April 1, 2014, the Company did not consult with McGladrey with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Accell a copy of the foregoing disclosures and requested Accell to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made therein. A copy of that letter dated April 2, 2014, furnished by Accell is filed as Exhibit 16.1 to this Current Report on Form 8-K (this “Report”).

Item 9.01                      Financial Statements and Exhibits

 (d)           Exhibits

Exhibit No.	Description
16.1	Letter from Accell Audit & Compliance, P.A. to the Securities and Exchange Commission dated April 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY ELECTRONIC CIGARETTES CORPORATION

Date: April 2, 2014	By:	/s/ Robert Hartford
Name: Robert Hartford
Title: Chief Financial Officer